SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2021

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310

Burlingame, CA 94010

(Address of principal executive offices including Zip Code)

650-340-1888

(Registrant’s telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Resignation of BDO USA, LLP as Independent Accountant

(i)

On September 22, 2021, BDO USA, LLP (“BDO”) resigned as the independent accountant that was previously engaged as the principal accountant to audit the financial statements of AeroCentury Corp. (the “Company”).

(ii)

BDO’s reports on the Company’s financial statements the fiscal years ended December 31, 2019 and 2020 included an explanatory paragraph which indicated that there was substantial doubt as to the Company’s ability to continue as a going concern. BDO’s reports did not contain an adverse opinion or disclaimer of opinion, and were otherwise not qualified or modified as to uncertainty, audit scope or accounting principles, except for the going concern matter.

(iii)	The resignation of BDO was accepted by the Board of Directors of the Company on September 22, 2021.

(iv) (v)

During the fiscal years ended December 21, 2019 and 2020, and through the interim period ended September 22, 2021, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on any of the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim period through September 22, 2021, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except as previously disclosed, there was a material weakness in the Company’s internal control over financial reporting related to the Company’s tax review control for complex transactions.

The Company has provided BDO with a copy of the foregoing disclosures and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing disclosures. A copy of the letter from BDO to the Securities and Exchange Commission, dated September 28, 2021, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from BDO USA, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 28, 2021
AEROCENTURY CORP.

By:	/s/ Harold M. Lyons
Harold M. Lyons
Sr. Vice President & Chief Financial Officer

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